Exhibit 99.2
NASDAQ: FCTR 2006 First Quarter Conference Call Tuesday, April 25, 2006

Bob James President & CEO First Charter Corporation 2 2

Forward Looking Statements 3 This presentation contains forward looking statements with respect to the financial conditions and results of operations of First Charter Corporation. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements, and which may be beyond our control, include, among others, the following possibilities: (1) projected results in connection with management's implementation of, or changes in, the Corporation's business plan and strategic initiatives, including the recent balance sheet initiatives, are lower than expected; (2) competitive pressure among financial services companies increases significantly; (3) costs or difficulties related to the integration of acquisitions, including deposit attrition, customer retention and revenue loss, or expenses in general are greater than expected; (4) general economic conditions, in the markets in which the Corporation does business, are less favorable than expected; (5) risks inherent in making loans, including repayment risks and risks associated with collateral values, are greater than expected; (6) changes in the interest rate environment, or interest rate policies of the Board of Governors of the Federal Reserve System, may reduce interest margins and affect funding sources; (7) changes in market rates and prices may adversely affect the value of financial products; (8) legislation or regulatory requirements or changes thereto, including changes in accounting standards, may adversely affect the businesses in which the Corporation is engaged; (9) regulatory compliance cost increases are greater than expected; (10) the passage of future tax legislation, or any negative regulatory, administrative or judicial position, may adversely impact the Corporation; (11) our competitors may have greater financial resources and may develop products that enable them to compete more successfully in the markets in which we operate; and (12) changes in the securities markets, including changes in interest rates, may adversely affect our ability to raise capital from time to time. For further information and other factors which could affect the accuracy of forward looking statements, please see First Charter's reports filed with the SEC pursuant to the Securities Exchange Act of 1934 which are available at the SEC's website (www.sec.gov) or at First Charter's website (www.FirstCharter.com). Readers are cautioned not to place undue reliance on these forward looking statements, which reflect management's judgments only as of the date hereof. The Corporation undertakes no obligation to publicly revise those forward looking statements to reflect events and circumstances that arise after the date hereof.

Conference Call Outline 4 Highlights of First Quarter Performance First Quarter Financial Summary Growth Strategy Update Focus on Performance Questions 4

2006 First Quarter Highlights Net Income Increases 11% Net Interest Margin Improves 34 bps Noninterest Income Increases 15% Total Loan Average Balances up 15% 10 Relative to Q1 2005 5

2006 First Quarter Highlights Strong Credit Quality Continues... 10 bps net charge offs Core Deposit Average Balances Increase 12% Raleigh Expansion On Track Record-Setting Customer Satisfaction 11 6

9 Chuck Caswell Chief Financial Officer First Quarter Summary 7

2006 First Quarter Results EPS $0.37 vs. $0.34 ROA 1.10% vs. 0.94% ROE 14.12% vs. 13.21% 1Q 2006 Compared to 1Q 2005 16 8

Net Interest Income FTE of $32.7MM vs. $32.5 MM Net Interest Margin Improved 13 bp from 3.27% to 3.40% Investment Portfolio Yields Improved 15 bp from 4.16% to 4.31% 1Q 2006 Compared to 4Q 2005 17 2006 First Quarter Results Balance Sheet Repositioning, Benefits Fully Recognized in Q1 9

Loans 1Q05 2Q05 3Q05 4Q05 1Q06 Commercial 1.31 1.39 1.48 1.5 1.53 Mortgage 0.47 0.59 0.59 0.58 0.571 Consumer 0.78 0.81 0.83 0.84 0.834 Loan Growth - Total Loan Average Balances grew $394 Million or 15%. Commercial Loans up 17%. Consumer Loans up 7%. 19 .... in Billions 15% 10

Q4 05 Q1 06 Q4 05 Q1 06 2.932 2.945 2.945 3.011 Loan Growth - Commercial Loan Growth Occurred Late in the First Quarter 19 .... in Billions Period End Balance Period Average 11 1% annualized 9% annualized

Q4 04 Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 0.14 0.18 0.21 0.2 0.2 0.19 Loan Growth - First Charter Continues to Sell Most of its Mortgage Origination, Keeping Balance Sheet Capacity for Higher Yielding Assets 19 12 Percentage of Mortgage Loans to Total Loans FCTR Sells Securities, Buys Mortgages FCTR Sells Mortgage Production

Deposit Growth - Core Deposit Growth More than Offsets Decline in (Single Service) CD Balances Deposits 1Q05 2Q05 3Q05 4Q05 1Q06 Retail CDs 0.9698 0.9816 0.993 0.93 0.89 Cash Mgmt Products 0.11 0.1125 0.128 0.109 0.13 Interest Checking & MM 0.9279 0.9078 0.9647 1.05 1.05 Noninterest Bearing 0.372 0.387 0.417 0.424 0.41 20 .... in Billions 6% 37%* 36%* 35%* 33%* 32%* * Percentage of Retail CDs to Total Average Deposits 13

Core Deposit Growth - Noninterest Bearing DDA Average Balances Up 11% vs Year Ago. Interest Checking and MM Up 13% vs Year Ago Deposits 1Q05 2Q05 3Q05 4Q05 1Q06 Interest Checking & MM 0.9279 0.9078 0.9647 1.05 1.05 Noninterest Bearing 0.372 0.387 0.417 0.424 0.41 20 .... in Billions 12% 14

21 Core Deposit Trend by Quarter First Charter Experiences Seasonal Slowdown in Deposit Growth in First Quarter of Each Year 15 .... in Thousands 2006 2005 2004

First Quarter Results Noninterest Income Up $2.4 Million or 15.3% Insurance Services Income Up $0.8 Million or 22.2% Deposit Service Charges Up $0.5 Million or 7.4% ATM/Debit Card/Other Up $0.6 Million or 28% Mortgage Loan Fees Up $0.4 Million or 105% Gain on SBIC/Venture Capital Up $0.6 Million 22 1Q 2006 Compared to 1Q 2005 16

Deposit Service Charges Increased 7% Over Q1 2005 - First Charter Typically Experiences a Seasonal Decline in Linked-Quarter Deposit Fees in the First Quarter Loans 3Q03 1Q04 3Q04 1Q05 3Q05 1Q06 5.674 5.768 5.605 6.346 6.781 6.832 6.236 7.061 7.321 7.191 6.698 23 .... in Millions 17

First Quarter Results Noninterest Expense Increased $2.6 Million Salary Expense Up $2.1 Million or 13.6% Raleigh and De Novo Branch $0.7 Million Equity Based Compensation $0.5 Million (FAS123R) Health Insurance Up $0.1 Million Extended Hours Incentive Compensation Up $0.4 Million 24 1Q 2006 Compared to 1Q 2005 18

First Quarter Results Increase in Noninterest Expense Partly due to Raleigh Costs Noninterest Expense Increased $2.6 Million Raleigh Costs total $1.2 Million Salaries $0.7 Million Marketing $0.1 Million Occupancy & Equipment $0.2 Million Other $0.2 Million 24 1Q 2006 Compared to 1Q 2005 19

Raleigh Performance - On Track First Branch Opened October, 2005; Three Branches Opened February 13, 2006 Loans: $42 Million Deposits: $3.4 Million 25 20 March 31, 2006

Asset Quality Remains Sound 21

41 Growth Strategy Update 22

The Right Strategy For Growth Community Banking Model Decentralized Management Exceptional Service 24 Market Expansion De Novo Branches Loan Production Offices Smart Acquisitions Organic Growth Vibrant Markets Disciplined Sales & Marketing Comprehensive Products Convenience 45 45

4Q/02 2Q/03 4Q/03 2Q/04 4Q/04 2Q/05 4Q/05 79 83 80 80 82 81 80 83 82 83 85 82 81 84 86 32 Industry Average** Very Satisfied 63% * Percent of VERY SATISFIED Customers 86% Consistently Delivering "Expect More" Service * Quarterly independent survey of over 1,500 customers. ** American Banker/Gallup 2005 Consumer Survey. 14 47

2002 2003 2004 6/27/1905 19068 40995 38607 41779 10425 33 Aggressively Acquiring New Customers Net Fee Revenue Per Account $255 2003 2002 2004 2005 ....CHAMP Results as of March 31, 2006 25 2006

De Novo Financial Centers North Raleigh (February 13) Garner (February 13) Cary (February 13) Replacement Financial Centers Lincolnton (June) Denver (July) Expanding and Improving the Enterprise 51

53 A REGIONAL FINANCIAL SERVICES COMPANY... DELIVERING COMMUNITY BANKING SERVICE Expanding the Enterprise

41 Our Opportunity: A Focus On Performance 28

Net Interest Margin First Charter continues to have Opportunities to improve its margin relative to peers* 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 29 Peer Group 4.05% Focus on Performance 29 * Based on Q4 2005 FCTR internal peer group of 28 banks Deposits 1Q05 2Q05 3Q05 4Q05 1Q06 First Charter 0.0306 0.0303 0.0292 0.0329 0.034 Peer Group 0.0065

Investment Portfolio Yields Improving Portfolio Yields is one way First Charter's Margin can approach Peer Levels Deposits 1Q05 2Q05 3Q05 4Q05 1Q06 First Charter 0.0392 0.0392 0.0384 0.0416 0.0431 Peer Group 0.0019 30 Peer Group 4.50% Focus on Performance 30 * Based on Q4 2005 FCTR internal peer group of 28 banks

Tangible Equity/Tangible Assets Capital levels strong Company may revisit opportunistic stock repurchase Deposits 1Q05 2Q05 3Q05 4Q05 1Q06 First Charter 0.0641 0.0658 0.0658 0.071 0.0726 31 Focus on Performance 31

Focus on Performance Expense Control Number of Insurance Offices Reduced Possible Sale of the First Charter Center 26 32

29 33 Focus on Performance First Charter Center

Focus on Performance Expense Control Exploring Sale of the First Charter Center Right-Sizing Work Space Reducing Occupancy Expense Freeing-Up Capital Increasing Visibility in the Charlotte Commercial Center 26 34

Focus on Performance Long-Term Incentives First Charter Board Approves New Long-Term Incentives Program Compares Performance to Peer Group Measures are EPS Growth, Cash ROE and Asset Quality Over Three Years Grants in form of "Performance Shares" that Vest Only if Targets Are Met or Exceeded 27 35

Questions 29 36

Check our Website at www.FirstCharter.com Questions and Additional Inquiries Bob James (704-688-4520) Chuck Caswell (704-688-1112) For Information About First Charter 30 37

NASDAQ: FCTR 38